SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to &ordm;240.14a-11(c) or
         Section 240.14a-12-11(c) or Section 240.14a-12

                       Home City Financial Corporation
                       -------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

[  ]    Fee paid previously with preliminary materials

[  ]    Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                       HOME CITY FINANCIAL CORPORATION
                            63 West Main Street
                           Springfield, Ohio  45502
                                (937) 324-5736

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2000 Annual Meeting of Shareholders of Home City Financial Corporation ("HCFC") will be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 26, 2000, at 3:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1.  To re-elect five directors of HCFC for terms expiring in 2001;

     2. To ratify the selection of Robb, Dixon, Francis, Davis, Oneson & Company as the auditors of HCFC for the current fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of HCFC of record at the close of business on March 2, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                   By Order of the Board of Directors


                                   /s/ Douglas L. Ulery
                                   ------------------------------------
                                   Douglas L. Ulery, President


Springfield, Ohio
March 23, 2000

                        HOME CITY FINANCIAL CORPORATION
                               63 West Main Street
                             Springfield, Ohio  45502
                                  (937) 324-5736


                                 PROXY STATEMENT

                                     PROXIES

     The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Home City Financial Corporation, an Ohio corporation ("HCFC"), for use at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 26, 2000, at 3:00 p.m., local time (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by HCFC before the Proxy is exercised or by giving notice of revocation to HCFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the re-election of John D. Conroy, P. Clark Engelmeier, James
     ---
     Foreman, Terry A. Hoppes and Douglas L. Ulery as directors of HCFC for terms expiring in 2001; and

     FOR the ratification of the selection of Robb, Dixon, Francis, Davis,
     ---
     Oneson & Company ("Robb, Dixon") as the auditors of HCFC for the current fiscal year.

     The cost of soliciting Proxies will be borne by HCFC. Proxies may be solicited by the directors, officers and other employees of HCFC and Home City Federal Savings Bank of Springfield ("Home City"), the wholly owned subsidiary of HCFC, in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

     Only shareholders of record as of the close of business on March 2, 2000 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. HCFC's records disclose that, as of the Voting Record Date, there were 816,500 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of HCFC on or about March 23, 2000.

                                  VOTE REQUIRED

Election of Directors

     Under Ohio law and HCFC's Code of Regulations (the "Regulations"), the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the five nominees. Shareholders may not cumulate votes in the election of directors.

Ratification of Selection of Auditors

     The affirmative vote of the holders of a majority of the shares of HCFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Robb, Dixon as the auditors of HCFC for the current fiscal year. The effect of an abstention is the same as an "against" vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted on the ratification of the selection of Robb, Dixon by checking the appropriate block on the proxy, such person's shares will be voted FOR the ratification of the selection of Robb, Dixon.


       VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                     MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to HCFC to own beneficially more than five percent of the outstanding common shares of HCFC as of March 2, 2000:


Name and Address                   Amount and Nature of        Percent of
                                   Beneficial Ownership     Shares Outstanding
----------------                   --------------------     ------------------
First Bankers Trust, N.A., Trustee
Home City Financial Corporation
Employee Stock Ownership Plan
1201 Broadway
Quincy, IL  62301                       92,771 (1)                 10.91%

John D. Conroy
63 West Main Street
Springfield, OH  45502                  42,214 (2)                  5.15

---------------------------

(1) First Bankers Trust, N.A., holds such shares as the trustee of the Home City Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The trustee has voting power with respect to the 66,137 shares not yet allocated to participants' accounts and limited dispositive power with respect to all of the shares of the ESOP.

(2) Includes 9,522 shares held by Mr. Conroy's spouse, with respect to which Mr. Conroy shares voting and dispositive power; 2,628 shares that may be acquired currently upon the exercise of an option; and 16,280 shares held by the RRP, with respect to which Mr. Conroy shares voting power as a Trustee.

     The following table sets forth certain information with respect to the number of common shares of HCFC beneficially owned by each director and executive officer of HCFC and by all directors and executive officers of HCFC as a group at March 2, 2000:


                             Amount and Nature of         Percent of
Name and Address (1)         Beneficial Ownership (2)     Shares Outstanding
--------------------         ------------------------     ------------------
John D. Conroy                    42,214  (3)                  5.15%
P. Clark Engelmeier               38,714  (4)                  4.73
James Foreman                     22,434  (5)                  2.74
Terry A. Hoppes                   22,590  (6)                  2.76
Douglas L. Ulery                  40,740  (7)                  4.91
Jo Ann Holdeman                    9,345  (8)                  1.14
Don E. Lynam                       2,580  (9)                  0.32
Charles A. Mihal                   7,646 (10)                  0.93
All directors and executive
 officers as a group
 (8 persons)                     169,983                      19.98

------------------------------

(1) Each of the persons listed on this table may be contacted at the address of HCFC.

(Footnotes continued on next page)

(2) The beneficial owner has sole voting and dispositive power unless otherwise indicated. Although all of the shares held in the Home City Financial Corporation Recognition and Retention Plan Trust (the "RRP") are deemed to be held by each of Messrs. Conroy and Engelmeier as Trustees of the RRP, the shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

(3) Includes 9,522 shares held by Mr. Conroy's spouse, with respect to which Mr. Conroy shares voting and dispositive power; 2,628 shares that may be acquired currently upon the exercise of an option; and 16,280 shares held by the RRP, with respect to which Mr. Conroy shares voting power as a Trustee.

(3) Includes 9,522 shares held by Mr. Engelmeier's spouse, with respect to which Mr. Engelmeier shares voting and dispositive power; 2,628 shares that may be acquired currently upon the exercise of an option; and 16,280 shares held by the RRP, with respect to which Mr.
     Engelmeier shares voting power as a Trustee.

(5) Includes 9,522 shares held by Mr. Foreman's spouse, with respect to which Mr. Foreman shares voting and dispositive power; and 2,628 shares that may be acquired currently upon the exercise of an option.

(6) Includes 7,678 shares held by Mr. Hoppes' spouse, with respect to which Mr. Hoppes shares voting and dispositive power; and 2,628 shares that may be acquired currently upon the exercise of an option.

(7) Includes 9,200 shares held by Mr. Ulery's spouse, with respect to which Mr. Ulery shares voting and dispositive power; 500 shares held by Mr. Ulery jointly with his spouse; 13,142 shares that may be acquired currently upon the exercise of an option; and 7,365 shares allocated to Mr. Ulery's ESOP account, with respect to which Mr. Ulery has voting but not dispositive power.

(8) Includes 1,000 shares held by Ms. Holdeman jointly with her spouse; 5,256 shares that may be acquired currently upon the exercise of an option; and 2,755 shares allocated to Ms. Holdeman's ESOP account, with respect to which Ms. Holdeman has voting but not dispositive power.

(7) Includes 100 shares held by Mr. Lynam jointly with his spouse; and 1,080 shares allocated to Mr. Lynam's ESOP account, with respect to which Mr. Lynam has voting but not dispositive power.

(8) Includes 5,256 shares that may be acquired currently upon the exercise of an option; and 1,890 shares allocated to Mr. Mihal's ESOP account, with respect to which Mr. Mihal has voting but not dispositive power.


                          PROPOSAL ONE - ELECTION OF DIRECTORS

     The Regulations provide for a Board of Directors consisting of five persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nominee to the Secretary of HCFC by the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written notice of a proposed nominee shall set forth the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the numbers of shares of HCFC owned beneficially and/or of record by the nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2001 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                  Director of       Director of
Name                    Age (1)      Positions(s) held            Home City since   HCFC since
____                    -------      -----------------            ---------------   ----------

John D. Conroy             49         Director                            1988      1996
P. Clark Engelmeier        68         Director, Chairman of the Board     1977      1996
James Foreman              60         Director                            1995      1996
Terry A. Hoppes            51         Director                            1994      1996
Douglas L. Ulery           53         Director, President, CEO            1993      1996

--------------------------------------


(1)  As of March 2, 2000.

     If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     Mr. Conroy has been the owner and President of Conroy Funeral Home, Inc., in Springfield, Ohio, since 1971. Mr. Conroy is a licensed funeral director and embalmer. From January 1995 to March 1996, Mr. Conroy was the Secretary of Home City.

     Mr. Engelmeier has been a self-employed life insurance agent and securities broker during the past 42 years and is a Chartered Life Underwriter. Mr. Engelmeier retired from the U.S. Army in 1991 as a lieutenant colonel.

     Mr. Foreman has been the President, Chief Executive Officer and owner of Foreman-Blair Pontiac, Buick, GMC, Springfield, Ohio, and the President and owner of SKDP Insurance Agency for the past 29 years. Mr. Foreman is a member of the Board of Directors of the Springfield Chamber of Commerce. Mr. Foreman served as Vice President of Home City from January 1995 to March 1996.

     Mr. Hoppes is a professional engineer and surveyor and has been the owner and the President of Hoppes Engineering and Surveying Company since 1977 and the President of Hoppes Builders and Development Company since 1981. From January 1995 to March 1996, Mr. Hoppes was the Treasurer of Home City.

     Mr. Ulery has been the President and the Chief Executive Officer of Home City since 1992 and a director of Home City since 1993. From 1985 until joining Home City, Mr. Ulery was the Vice President of Regional Banking Office Operations with Society Corporation. Mr. Ulery is also a director of Intrieve, Incorporated, a data processing company which provides services to Home City.

Meetings of Directors

     HCFC was incorporated in August 1996. The Board of Directors of HCFC met thirteen times for regularly scheduled and special meetings during the fiscal year ended December 31, 1999. Mr. Conroy attended nine meetings of the Board of Directors of HCFC and attended all the meetings of the committees of which he was a member. No other director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

     Each director of HCFC is also a director of Home City. The Board of Directors of Home City met twelve times during the fiscal year ended December 31, 1999. Mr. Conroy attended eight of such meetings. No other director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

Committees of Directors

     The Board of Directors of HCFC has an Audit Committee, an ESOP Committee, a Stock Option Committee and an RRP Committee. The Board of Directors of HCFC does not have either a nominating or a compensation committee.

     The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Conroy, Foreman and Hoppes. The Audit Committee of HCFC met once during the fiscal year ended December 31, 1999.

     The ESOP Committee administers the ESOP and presently consists of Messrs. Conroy, Hoppes and Ulery. The ESOP Committee met once during the fiscal year ended December 31, 1999.

     The Stock Option Committee is responsible for administering the Home City Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Engelmeier, Foreman and Hoppes. The Stock Option Committee was appointed in August 1997 and met once during the fiscal year ended December 31, 1999.

     The RRP Committee administers the Home City Financial Corporation RRP. Such committee consists of Messrs. Conroy, Engelmeier and Hoppes. The RRP Committee met once during the fiscal year ended December 31, 1999.

     The Board of Directors of Home City does not have an audit, compensation or nominating committee.

Executive Officers

     In addition to Mr. Ulery, the President and CEO of HCFC and Home City, the following persons are executive officers of both HCFC and Home City and hold the designated positions:

Name                               Age (1)     Position(s) held
----                               -------     ----------------

Jo Ann Holdeman                    43          Secretary of HCFC and
                                                 Secretary and
                                                 Vice President of Home City
Charles A. Mihal                   61          Treasurer and Chief Financial
                                                 Officer of HCFC and Home City
Don E. Lynam                       46          Senior Vice President of HCFC
                                                 and Home City
---------------------------------


(1)  As of March 2, 2000.


     Ms. Holdeman has been employed by Home City since 1986. Ms. Holdeman served as Assistant Vice President and Assistant Secretary from 1992 to March 1996 and has served as Vice President and Secretary since March 1996.

     Mr. Mihal has been employed by Home City since January 1997. From 1993 to December 1996, Mr. Mihal served as Vice President and Controller of First National Bank of Pennsylvania. From 1990 to 1993, Mr. Mihal was Vice President and Controller of Bank One, Akron, N.A.

     Mr. Lynam has been employed by Home City since December 1997. From June 1975 to December 1997, Mr. Lynam was employed by Key Bank, serving most recently as a Vice President in commercial lending.


               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors' Compensation

    Each director of Home City receives a retainer fee of $1,250 per month for service as a director of Home City. In addition, the Chairman of the Board of Directors receives an additional fee of $150 per month. No fees are paid for service as a director of HCFC.

     Four of Home City's directors participate in a deferred compensation plan whereby payment of part or all of their directors' fees is deferred. Home City records the deferred fees as expenses and in a liability account. Interest is periodically credited on each account. Each director is fully vested in his account, and the balance is payable upon termination of directorship prior to death or retirement. Home City has provided for the contingent liability created by the deferred compensation plan by purchasing a single-premium universal life insurance policy on each director. Upon retirement or death, a director or his estate will receive the benefits payable pursuant to the policy on his life.

Executive Officers' Compensation

     The following table presents certain information regarding the cash compensation received by Douglas L. Ulery, the President and Chief Executive Officer of HCFC and Home City, for services rendered during the fiscal years shown. Mr. Ulery received the compensation included in the following table from Home City and received no compensation from HCFC. No other executive officer of Home City or HCFC received salary and bonus compensation exceeding $100,000 during the periods shown.

                                        Summary Compensation Table

                                     Annual Compensation            Long Term Compensation
                                     -----------------------------------------------------
                                                                             Awards
                                                                 ---------------------------------
Name and Principal                                                                    Securities
   Position             Year          Salary ($)     Bonus ($)     Restricted        Underlying       All Other
                                                                   Stock Awards($)   Options/SARs(#)  Compensation
-------------------     ----          ----------     ---------     ---------------   ---------------  ------------
Douglas L. Ulery        12/31/99      $113,000 (1)    $22,500              -                -          $29,238(3)
  President and Chief   12/31/98       112,000 (2)     22,500              -                -           58,364(4)
  Executive Officer     12/31/97       108,063 (2)     22,500      $107,057(5)       32,855(6)          22,468(7)


(1) Includes directors' fees of $13,000 paid by Home City. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Home City of providing such benefits to Mr. Ulery was less than 10% of his cash compensation.

(2) Includes directors' fees of $12,000 paid by Home City. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Home City of providing such benefits to Mr. Ulery was less than 10% of his cash compensation.

(3) Consists of a contribution of $3,675 to Mr. Ulery's 401(k) defined contribution plan account and the $25,563 value of the allocation to Mr. Ulery's ESOP account as of December 31, 1999.

(4) Consists of a contribution of $3,675 to Mr. Ulery's 401(k) defined contribution plan account and the $54,689 value of the allocation to Mr. Ulery's ESOP account as of December 31, 1998.

(5) On October 20, 1997, Mr. Ulery was awarded 6,665 common shares pursuant to the RRP. Mr. Ulery paid no consideration for such shares. Such shares will be earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning October 20, 1998, assuming continued employment with, or service on the Board of Directors of, Home City. On October 20, 1997, the market price of the shares awarded to Mr. Ulery, determined by reference to the last trade price for HCFC's shares on the Nasdaq SmallCap Market ("Nasdaq") on such date, was $16.0625 per share, and the aggregate market value of such shares was $107,057. At December 31, 1999, the market price of a HCFC share was $12.50, based on the last trade price reported by Nasdaq, and the aggregate market value of the shares awarded to Mr. Ulery was $83,313. In addition, dividends and other distributions on such shares and earnings thereon will be distributed to Mr. Ulery according to the vesting schedule.

(6) Represents the number of common shares of HCFC underlying options granted to Mr. Ulery pursuant to the Stock Option Plan, as adjusted to reflect a return of capital distributed to shareholders in June 1998. One fifth of the option becomes exercisable on October 20 of each year commencing on October 20, 1998.

(7) Consists of a contribution of $3,616 to Mr. Ulery's 401(k) defined contribution plan account and the $18,852 value of the allocation to Mr. Ulery's ESOP account as of December 31, 1997.

Employment Agreement

     Home City has entered into an employment agreement with Mr. Ulery effective January 1, 2000 (the "Employment Agreement"). Home City and HCFC currently have no employment agreements with any other officers. The Employment Agreement provides for a term of two years and a salary and performance review by the Board of Directors not less often than annually, as well as inclusion of the employee in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave.

     The Employment Agreement is terminable by Home City at any time. In the event of termination by Home City for "just cause," as defined in the Employment Agreement, Mr. Ulery will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home City other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. Ulery will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of (1) the end of the term of the Employment Agreement or
(2) the date Mr. Ulery becomes employed full-time by another employer.

     The Employment Agreement also contains provisions with respect to the occurrence within six months before or at any time after a "change of control" of (1) the termination by Home City of employment of Mr. Ulery for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement, (2) certain changes in the capacity or circumstances in which he is employed or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without his written consent. In the event of Home City's termination of Mr. Ulery's employment during such period of time and during the term of the Employment Agreement, Mr. Ulery will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the Employment Agreement or the amount of annual salary payable to Mr. Ulery as a result of any annual salary review. If Mr. Ulery terminates his employment within six months prior to or one year after a change of control due to certain material changes in the circumstances of his employment or a material reduction in his responsibilities or authority, Mr. Ulery will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the Employment Agreement or the amount of annual salary payable to Mr. Ulery as a result of any annual salary review. If Mr. Ulery's employment is so terminated either by him or by Home City, Mr. Ulery will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum payment that Mr. Ulery may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or exceed limitations imposed by the Office of Thrift Supervision. "Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the power to vote or ownership of 10% or more of the voting stock of Home City or HCFC, the control of the election of a majority of Home City's or HCFC's directors or the exercise of a controlling influence over the management or policies of Home City or HCFC.

Stock Option Plan

     At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the Stock Option Plan. The Board of Directors of HCFC reserved 95,220 common shares for issuance by HCFC upon the exercise of options to be granted as determined by the Stock Option Committee to certain directors, officers and employees of HCFC and Home City from time to time under the Stock Option Plan. Options to purchase 71,415 common shares of HCFC were awarded pursuant to the Stock Option Plan in October 1997. Due to a return of capital paid in June 1998, the number of shares reserved for the Stock Option Plan was increased to 131,422, and the number of awarded shares was adjusted to 98,565. One fifth of the options become exercisable on October 20 of each year commencing on October 20, 1998.

     The following table sets forth information regarding the number and value of unexercised options held by Mr. Ulery at December 31, 1999:

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values


                                                          Number of Securities Underlying   Value of Unexercised In-
                              Shares                      Unexercised Options/SARs at       the-Money Options/SARs at
                              Acquired on     Value                12/31/99                        12/31/99 ($)(1)
Name                          Exercise        Realized    Exercisable/Unexercisable         Exercisable/Unexercisable
----                          --------        --------    -------------------------         -------------------------
Douglas L. Ulery                - 0 -           N/A             13,142/19,713                     $10,514/$15,770

-----------------


(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $11.70 exercise price and the fair market value of HCFC's common shares, which was $12.50 on December 31, 1999, based on the last trade price reported by Nasdaq.

Recognition and Retention Plan and Trust

     At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders of HCFC approved the RRP. Awards entitling recipients to 23,802 shares were made to directors, executive officers and employees of HCFC and Home City in 1997, and an award entitling the recipient to 2,500 shares was made to an executive officer of HCFC and Home City in 1999. One-fifth of the number of shares awarded to an individual becomes earned and non-forfeitable on each of the first five anniversaries of the date of such award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of HCFC or Home City, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

Certain Transactions with Home City

     Home City has extended loans to certain of its and HCFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.


              SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, HCFC's directors and executive officers and persons holding more than ten percent of the common shares of HCFC are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and HCFC. The SEC has established specific due dates for such reports. Based upon a review of such reports, HCFC must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. Mr. Ulery filed late one Form 4 reporting one transaction that occurred in 1999. Mr. Hoppes filed late one Form 4 reporting two transactions that occurred in 1999.

                     PROPOSAL TWO - SELECTION OF AUDITORS

     The Board of Directors of HCFC has selected Robb, Dixon to act as HCFC's independent auditors for the current fiscal year and recommends that the shareholders ratify the selection. The firm has audited the books of HCFC or Home City since 1976. Management expects that a representative of Robb, Dixon will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     The Board of Directors of HCFC recommends that the shareholders of HCFC ratify the selection of the auditors for the current fiscal year.
Accordingly, the shareholders of HCFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the selection of Robb, Dixon, Francis, Davis, Oneson & Company as the auditors of HCFC for the current fiscal year be, and it hereby is, ratified.


                 PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 2001 Annual Meeting of Shareholders of HCFC should be sent to HCFC by certified mail and must be received by HCFC by November 23, 2000. In addition, if a shareholder intends to present a proposal at the 2001 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 6, 2001, then the proxies designated by the Board of Directors of HCFC for the 2001 Annual Meeting of Shareholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

     Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                   By Order of the Board of Directors


                                   /s/ Douglas L. Ulery
Springfield, Ohio                  ----------------------------------
March 16, 2000                     Douglas L. Ulery, President

              REVOCABLE PROXY - HOME CITY FINANCIAL CORPORATION

                 THIS PROXY IS SOLICITED ON BEHALF OF THE
             BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION

The undersigned shareholder of Home City Financial Corporation ("HCFC") hereby constitutes and appoints Gary E. Brown and Jo Ann Holdeman, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 26, 2000, at 3:00 p.m., local time (the "Annual Meeting"), all of the shares of HCFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.  The election of five directors for the term expiring in 2001:


    [     ]     FOR all nominees             [    ]  WITHHOLD authority
                Listed below                         to vote for all nominees
                (except as marked to the             Listed below:
                contrary below):


         John D. Conroy      P. Clark Engelmeier         James Foreman
               Terry A. Hoppes            Douglas L. Ulery

(INSTRUCTION:   To withhold authority to vote for any individual nominee,
insert that nominee's name on the line provided below.)

------------------------------------------------------------------------------
2.  The ratification of the selection of Robb, Dixon, Francis, Davis,
    Oneson & Company, certified public accountants, as the auditors of HCFC for the current fiscal year.

     [     ]     FOR     [     ]     AGAINST     [     ]     ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Important:  Please sign and date this proxy on the reverse side.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      HOME CITY FINANCIAL CORPORATION

                  Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.


This Revocable Proxy will be voted as directed by the undersigned shareholder. If this Proxy is executed and returned but no direction is given, this Revocable Proxy will be voted FOR proposals 1 and 2.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of HCFC and of the accompanying Proxy Statement is hereby acknowledged.



                    ______________     ___________________________________
                    Date               Signature

                    ______________      ___________________________________
                    Date               Signature

IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.